SAFEKEEPING AGREEMENT

     This Safekeeping Agreement is entered into effective the 27th day of July, 1998, between Abacus Capital, L.L.C. ("Abacus") and Baywood International, Inc. ("Baywood").

                                    RECITALS

     A. Baywood is depositing the sum of Ten Thousand Dollars ($10,000) (the "Deposit") pursuant to the Authorization to Proceed executed by and between the parties (the "Agreement"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Agreement.

     B. The parties desire that the Deposit be held in safekeeping by Monahan & Biagi P.L.L.C, pursuant to the terms set for below.

     NOW THEREFORE, based upon the above recitals and in consideration of the covenants contained herein, the parties agree as follows:

                                    AGREEMENT

     1. The parties hereby deliver Ten Thousand Dollars ($10,000) (the "Funds") to Monahan & Biagi, P.L.L.C. to hold in safekeeping subject to the provisions contained herein.

     2. Monahan & Biagi P.L.L.C. shall hold the Funds in safekeeping in a trust account and shall disburse the Funds in accordance with the Agreement. Notwithstanding the foregoing, Monahan & Biagi P.L.L.C. shall comply with any written instructions which shall be agreed to by the parties. Upon actual receipt of written instructions by a party hereto (the "instructing party") to take any action inconsistent with the Agreement, Monahan & Biagi, P.L.L.C. shall forthwith notify the non-instructing party in writing of its receipt of such instruction and that Monahan & Biagi P.L.L.C. shall comply with said instruction unless a written objection thereto is actually received by Monahan & Biagi, P.L.L.C. on or before the tenth (10th) day following the non-instructing party's actual receipt of said notice. If no objection is received by Monahan & Biagi, P.L.L.C. within said ten (10) day period, Monahan & Biagi, P.L.L.C. shall release the Funds to the instructing party. Any objection provided to Monahan & Biagi, P.L.L.C. shall include specific facts supporting the objection and, if possible, documentary evidence supporting those facts.

     3. If a party objects in writing to the release of the Funds pursuant to paragraph 2 above, or if at any time during the life of this Safekeeping Agreement any reasonable uncertainty exists, or any dispute shall arise between any of the parties hereto, or their respective successors or assigns, as to the
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delivery by Monahan & Biagi, P.L.L.C. of the Funds, as to the ownership or right of possession thereto, or as to any matter pertaining to this Safekeeping Agreement, Monahan & Biagi, P.L.L.C. may, at its sole and absolute discretion, hold in its possession, without liability, the Funds until such dispute or uncertainty shall have been settled to Monahan & Biagi, P.L.L.C.'s satisfaction; or interplead or commence any similar action and deposit said Funds with the Clerk of the Superior Court for King County; or deposit said Funds with an escrow agent of its own choosing, and thereupon shall be relieved of any and all liability, whatsoever, with respect thereto; and the parties jointly and severally agree to pay all costs and attorneys' fees Monahan & Biagi, P.L.L.C. incurs in any such suit or dispute.

     4. The parties expressly indemnify and hold harmless Monahan & Biagi, P.L.L.C., its agents, attorneys and employees for any and all acts under this Agreement except for willful misconduct or recklessness in the deposit and handling and delivery of the Funds.

     5. The parties hereto expressly acknowledge and accept that Monahan & Biagi, P.L.L.C. has acted as and is the attorney at law for Abacus in connection with the underlying transactions referred to herein.

     6. The undersigned expressly acknowledge that each has read the foregoing agreement and understands and agrees to the terms contained herein.

     7. Any notice or other communication which is required or permitted hereunder shall be in writing and shall be deemed to have been delivered and received (a) on the day of (or, if not a business day, the first business day after) its having been personally delivered or telecopied to the following address or telecopy number; (b) on the first business day after its having been sent by overnight delivery service to the following address; or (c) if sent by regular, registered or certified mail, when actually received at the following address;

          If to Abacus:

                                        Abacus Capital L.L.C.
                                        10900 NE 8th Street, Suite 900
                                        Bellevue, WA 98004
                                        Attention: Jerry L. Smith
                                        Telecopier No.: (425) 450-0764
                                        Telephone No.: (425) 450-0686

          If to the Baywood:

                                        Baywood International, Inc.
                                        14950 North 83rd Place, Suite 1

                                        Scottsdale, AZ 85260
                                        Telecopier No.: (602) 483-2168
                                        Telephone No.: (602) 951-3956

          If to Monahan & Biagi, P.L.L.C.

                                        Monahan & Biagi
                                        701 Fifth Avenue
                                        Suite 5701
                                        Seattle, WA
                                        Attention: Susan E. Lehr
                                        Telecopier No.: (206) 587-5710
                                        Telephone No.- (206) 587-5700


ABACUS CAPITAL, L.L.C.                  BAYWOOD INTERNATIONAL, INC.

By /s/ Jerry L. Smith                   By /s/ Neil Reithinger
   ----------------------------            -------------------------------
   Jerry L. Smith, Manager                 Neil Reithinger, President/CEO


     The above Safekeeping Agreement provisions are received and accepted this day ____ of _____________________, 1998.

                                        MONAHAN & BIAGI, P.L.L.C.


                                        /s/ James F. Biagi, Jr.
                                        ----------------------------------
                                        James F. Biagi, Jr.
                                        Manager